UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 1, 2016 (Date of earliest event reported)

JPMDB Commercial Mortgage Securities Trust 2016-C2 (Central Index Key Number 0001671520)
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271) German American Capital Corporationt
(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)
(Exact name of registrant as specified in its charter)

New York	333-206361-03	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 23, 2016, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMDB Commercial Mortgage Securities Trust 2016-C2, Commercial Mortgage Pass-Through Certificates, Series 2016-C2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2016 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Certificates represent, in the aggregate, the entire beneficial ownership in the JPMDB Commercial Mortgage Securities Trust 2016-C2 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 30 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 79 commercial, multifamily and manufactured housing properties.

The Mortgage Loan identified as “One Harbor Point Square” on Exhibit B to the Pooling and Servicing Agreement (the “One Harbor Point Square Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “One Harbor Point Square Whole Loan”) that includes the One Harbor Point Square Mortgage Loan and one pari passu loan which is not an asset of the Issuing Entity (the “One Harbor Point Square Pari Passu Companion Loan”). The One Harbor Point Square Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of May 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Citigroup Commercial Mortgage Trust 2016-C1 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, relating to the Citigroup Commercial Mortgage Trust 2016-C1 securitization transaction into which the One Harbor Point Square Pari Passu Companion Loan is deposited.

The terms and conditions of the Citigroup Commercial Mortgage Trust 2016-C1 Pooling and Servicing Agreement applicable to the servicing of the One Harbor Point Square Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on May 5, 2015.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-C1 certificates, dated as of May 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 1, 2016	J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES CORP.

By: /s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-C1 certificates, dated as of May 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)